AIP Industrial Portfolio
                              Gateway 5 & 6
                              Dallas County, Texas
AEGON Loan No. 87481

$2,850,000                         November __, 1996

                     SECURED PROMISSORY NOTE

FOR VALUE RECEIVED, the undersigned, AIP Properties #3, L.P., a limited partnership organized under Delaware law, and having an office at 6210 North Beltline, Suite 90, Irving, Texas 75063-2656 ("Borrower"), promises to pay $2,850,000, together with interest according to the terms of this secured promissory note (the "Note"), to the order of Life Investors Insurance Company of America, a corporation organized under the laws of the State of Iowa (together with any future holder, "Lender"), whose address is c/o AEGON USA Realty Advisors, Inc., 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-5223.


1.   CONTRACT INTEREST RATE
     The principal balance of this Note shall bear interest at the rate of eight and sixty-one one hundredths percent (8.61%) per annum (the "Note Rate"). Interest shall be calculated on the basis of a 360-day year and computed each month in arrears on the basis of a 30-day month.


2.   SCHEDULED PAYMENTS
     2.1  Prepayment of Interest for the Month of Funding
          On the date of this Note, Borrower shall prepay interest due from and including the date of this Note through and including the last day of November, 1996.
     2.2  Monthly Principal and Interest Payments
          On the first day of January, 1997 and of each subsequent calendar month through November, 2003, Borrower shall pay an installment in the amount of $24,098.73. Monthly installments of principal and interest shall be made when due, regardless of the prior acceptance by Lender of unscheduled payments.
     2.3  Final Payment
          This Note shall mature on the first day of December, 2003 (the "Maturity Date"), when the Borrower shall pay its entire principal balance, together with all accrued interest and any other amounts owed by the Borrower under the Loan Documents. The term "Loan Documents" means all documents entered into now or in the future in connection with the $27,990,000 loan (the "Loan")
          made by Lender to Borrower pursuant to that certain Loan Agreement of even date herewith, by and among Borrower, Lender, and American Industrial Properties
          REIT   (the  "Loan  Agreement"),  including  the   Loan
          Agreement, this Note, the other notes evidencing Borrower's obligation to repay the Loan as provided in the Loan Agreement (this Note and such other Notes sometimes collectively referred to herein as the "Notes"), and the Deeds of Trust, as hereinafter defined in Section 11, exclusive, however, of the Environmental Indemnity Agreements of even date herewith executed by Borrower and the Indemnity Agreements of even date herewith executed by American Industrial Properties REIT, which are not Loan Documents and are not secured by the Deeds of Trust or any other security.


3.   BALLOON PAYMENT ACKNOWLEDGEMENT
     The Borrower acknowledges that the scheduled monthly installments referred to in Subsection 2.2 will not amortize fully the principal sum of this Note over its term, resulting in a "balloon" payment at maturity. Any future agreement to extend the Note or refinance the indebtedness it evidences may be made only by means of a writing executed by a duly authorized officer of Lender.


4.   APPLICATION OF MONTHLY PRINCIPAL AND INTEREST PAYMENTS
     When Lender receives a monthly principal and interest payment, Lender shall apply it first to interest in arrears for the previous month and then to the amortization of the principal amount of the Note, unless other amounts are then due under the Note or the other Loan Documents. If other amounts are due when a payment is received, Lender shall apply the payment first to accrued interest and then, at its discretion, to either those other amounts or to principal.


5.   DEFAULT INTEREST
     If a Default (as defined in Section 8 below) exists, the outstanding principal balance of this Note shall, at the option of Lender, bear interest at a rate (the "Default Rate") equal to the lesser of (i) eighteen percent (18%) per annum and (ii) the maximum rate allowed by law. If a court of competent jurisdiction determines that any interest charged has exceeded the maximum rate allowed by law, the excess of the amount collected over the legal rate of interest will be applied to the indebtedness as a principal prepayment without premium, retroactively, as of the date of receipt.


6.   LATE CHARGE
     Borrower shall pay a late charge equal to five percent (5%) of the amount of each scheduled monthly principal and interest payment that is not received by Lender on or before the tenth day of the calendar month in which it is due. Late charges shall be paid on or before the tenth day of the calendar month following the month during which they accrue. Interest on unpaid late charges shall, at Lender's discretion, accrue at the Note Rate beginning on the first day of the calendar month following their accrual.


7.   PREPAYMENT
     This Note is closed to prepayment during the first thirty six (36) full calendar months of its term. Thereafter, the principal balance of this Note may be prepaid, in whole or in part, upon not less than thirty (30) days' prior written notice to Lender. At the time of any prepayment, the Borrower shall pay all accrued interest on the principal balance of the Note and all other sums due to Lender under the Loan Documents. In addition, unless the prepayment occurs during the 90-day period preceding the Maturity Date, the Borrower shall pay a prepayment premium equal to the greater of (a) one percent of the prepayment amount and (b) an amount that the parties agree will compensate Lender for the loss of its bargained-for investment (the "Yield Protection Amount").
     Lender  shall  calculate  the  Yield  Protection  Amount  as follows:
     First, Lender shall determine the annual percentage yield on U.S. Treasury securities maturing at the end of the term of the Loan (the "Annual Treasury Instrument Yield"). The Annual Treasury Instrument Yield shall be determined as of ten (10) business days before the effective date of the prepayment. Lender shall base its determination of the Annual Treasury Instrument Yield on the yield on U.S. Treasury instruments, as published in The Wall Street Journal (or, if The Wall Street Journal is not then being published or if no such reports are then being published in The Wall Street Journal, as reported in another public source of information nationally recognized for accuracy in the reporting of the trading of governmental securities). If no such instruments mature on the exact maturity date of the Note, Lender shall interpolate the Annual Treasury Instrument Yield on a straight-line basis using the yield on the instrument whose maturity date most closely precedes that of the Note, and the yield on the instrument whose maturity date most closely succeeds that of the Note. Second, Lender shall determine the hypothetical monthly interest-only payment (based on a 360-day year and 30-day months) which would be payable on a promissory note having a principal balance equal to the prepaid amount and bearing interest at the "bond-equivalent" rate which would produce a yield equal to the Annual Treasury Instrument Yield (the "Monthly Reinvestment Payment").
     Third, Lender shall determine the hypothetical monthly interest-only payment (based on a 360-day year and 30-day months) which would be payable on a promissory note having a principal balance equal to the prepaid amount and bearing interest at the Note Rate (the "Monthly Coupon Rate Payment").
     Fourth, Lender shall determine the present value of a series of monthly payments, each equal in amount to the amount by which the Monthly Coupon Rate Payment exceeds the Monthly Reinvestment Payment, received on the first day of each calendar month from and including the first day of the first full calendar month immediately following the effective date of prepayment to and including the Maturity Date, using the Annual Treasury Instrument Yield as the discount rate.
     The present value of that series of payments is the "Yield Protection Amount."
     Notwithstanding the foregoing, prepayments of principal made at any time by reason of Lender electing to apply insurance proceeds or condemnation proceeds in reduction of the principal balance hereof shall be without prepayment premium.


8.   DEFAULT
     A default on this Note ("Default") shall exist if (a) Lender fails to receive any required installment of principal and interest on or before the tenth day of the calendar month in which it is due, (b) the Borrower fails to pay the matured balance of the Note on the Maturity Date or (c) a "Default" exists as defined in any of the Deeds of Trust, as hereinafter defined.


9.   ACCELERATION
     If a Default exists, Lender may, at its option, without notice to Borrower, declare the unpaid principal balance of this Note to be immediately due and payable, together with all accrued interest on the indebtedness and all other charges due and payable by Borrower under any other Loan Document.


10.  PREPAYMENT FOLLOWING ACCELERATION
     Any Default resulting in the acceleration of the indebtedness shall be presumed to be an attempt to avoid the provisions of Section 7 of this Note, which prohibit prepayment or condition Lender's obligation to accept prepayment on the payment of a prepayment premium. Accordingly, if the indebtedness is accelerated, any amounts tendered to repay the accelerated indebtedness, or realized by Lender through its remedies following acceleration, shall be subject to either (a) the prepayment premium required under Section 7, or, if it is tendered or realized during the first 36 full calendar months of the term of the Loan, the greater of (i) such prepayment premium and (ii) a premium equal to 10% of the amount so tendered or realized.


11.  SECURITY
     This Note is secured, among other things, by (a) a Deed of Trust and Security Agreement granted by Borrower for the benefit of Lender, conveying certain real property located at 6210-6230 North Beltline Road, Irving, Dallas County, Texas, as more particularly described therein, conveying certain real property located at 6025 Commerce and 2900 Gateway, Irving, Dallas County, Texas, as more particularly described therein, conveying certain real property located at 2019-2025 Meridian Street, Arlington, Tarrant County, Texas, as more particularly described therein, conveying certain real property located at 10305-10395 Brockwood Road and 10410-10450 Markison Road, Dallas, Dallas County, Texas, as more particularly described therein, conveying certain real property located at 15621 and 15631 Blue Ash Drive, Houston, Harris County, Texas, as more particularly described therein, conveying certain real property located at 7302 and 7350 Harwin Drive, 5750 and 5601 Blintliff Drive, and 5755 Bonhomme Drive, Houston, Harris County, Texas, as more particularly described therein, and conveying certain real property located at 3120 and 3130 Rogerdale Road, Houston, Harris County, Texas, as more particularly described therein, (b) a Deed of Trust and Security Agreement granted by Borrower for the benefit of Lender, conveying certain real property located at 100, 110-120 E. Huntington Drive, Monrovia, Los Angeles County, California, as more particularly described therein, (c) a Deed of Trust and Security Agreement granted by Borrower for the benefit of Lender, conveying certain real property located at 801-809 Barkwood Court, Baltimore, Anne Arundel County, Maryland, as more particularly described therein, and (d) upon Borrower's acquisition of title to that certain real property located at 6111 and 6155 Woodlake, San Antonio,
     Bexar County, Texas, by a Deed of Trust and Security Agreement granted by Borrower for the benefit of Lender, conveying such property as more particularly described therein (individually, a "Deed of Trust" and, collectively, the "Deeds of Trust"), and by Assignments of Leases and Rents granted by Borrower to Lender assigning the landlord's interest in all present and future leases of all or any portion of the real properties encumbered by the Deeds of Trust. Reference is made to the Loan Documents for a description of the security and rights of Lender. This reference shall not affect the absolute and unconditional obligation of the Borrower to pay the indebtedness evidenced by this Note in accordance with its terms.


12.  RECOURSE TO BORROWER
     Borrower shall have no personal liability for, and Lender shall have no recourse to any property of Borrower other than the property subjected to the liens or security interests of any of the Loan Documents (the "Property"), in the event of Default by Borrower in performing its obligations under this Note or any other Loan Document; provided, however, that Borrower shall be personally liable for, and shall hold Lender harmless from and against Lender's costs, expenses (including reasonable attorneys'
     fees), losses and actual damages caused by (i) waste, not including ordinary wear and tear, unless Borrower fails to maintain the real property securing the Notes (the "Real Property") with ordinary care; (ii) fraud or written material misrepresentation by Borrower; (iii) failure to pay taxes, assessments, ground rent or any other lienable impositions as required under the Loan Documents; (iv) misapplication of tenant security deposits, insurance proceeds or condemnation proceeds, or the unavailability to Lender of condemnation proceeds because a lease of the Real Property grants a tenant the right to a portion of the owner's award (unless that portion is specifically allocated to the tenant's interest by the condemning authority); (v) failure while in monetary default to pay to Lender all rents, income and profits, net of reasonable and customary operating expenses; (vi) failure to perform under the environmental covenants or indemnifications set forth in the Loan Documents; (vii) destruction or removal from the Real Property of fixtures or personal property securing the Loan, unless replaced by items of equal value; (viii) terminating, amending or entering into a lease of the Real Property in violation of the Loan Documents; (ix) willful or grossly negligent violation of applicable law; or (x) collection of the Loan, including the costs of enforcement of the Loan Documents after the Note matures by acceleration or lapse of time. Borrower may also assume recourse liability under Loan Documents or other agreements that expressly provide for such personal liability, and such Loan Documents or agreements, if any, shall not be subject to the exculpation from personal liability set forth in this Paragraph.
     In addition, the Borrower shall have personal liability for the entire indebtedness if the Borrower (a) voluntarily transfers or encumbers the Property in violation of the Loan Documents, or (b) files a voluntary petition for reorganization under the Bankruptcy Code and has not offered, prior to the filing, to enter into Lender's choice of either an agreement to permit an uncontested foreclosure or an agreement to deliver a deed in lieu of foreclosure, within sixty (60) days of Lender's acceptance of the offer. Following Lender's acceptance of such an offer, default by the Borrower shall trigger personal liability for the entire indebtedness. No such offer shall be conditioned on any payment by Lender, on the release of any obligor from any recourse obligation, or on any other concession.


13.  SEVERABILITY
     If any provision of this Note is held to be invalid, illegal or unenforceable in any respect, or operates, or would if enforced operate to invalidate this Note, then that provision shall be deemed null and void. Nevertheless, its nullity shall not affect the remaining provisions of this Note, which shall in no way be affected, prejudiced or disturbed.


14.  WAIVER
     The Borrower waives demand, presentment for payment, protest, notice of protest, dishonor and of nonpayment and any and all lack of diligence or delays in collection or enforcement of this Note. Without affecting the liability of Borrower under this Note, Lender may release any of the Property, grant any indulgence, forbearance or extension of time for payment, or release any other person now or in the future liable for the payment or performance of any obligation under this Note or any of the Loan Documents. Borrower (i) waives any homestead or similar exemption; (ii) waives any statute of limitation; (iii) agrees that Lender may, without impairing any future right to insist on strict and timely compliance with the terms of this Note, grant any number of extensions of time for the scheduled payments of any amounts due, and may make any other accommodation with respect to the indebtedness; (iv) waives any right to require a marshaling of assets; and (v) to the extent not prohibited by applicable law, waives the benefit of any law or rule of law intended for its advantage or protection as a debtor or providing for its release or discharge from liability under this Note, excepting only the defense of full and complete payment of all amounts due under this Note and the Loan Documents.


15.  VARIATION IN PRONOUNS
     All the terms and words used in this Note, regardless of the number and gender in which they are used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the context or sense of this Note or any paragraph or clause herein may require, the same as if such word had been fully and properly written in the correct number and gender.


16.  WAIVER OF JURY TRIAL
     THE BORROWER AND LENDER WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS
     (A) UNDER THIS NOTE OR ANY OTHER LOAN DOCUMENT OR (B) ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENT, AND THE BORROWER AND LENDER AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY.


17.  OFFSET RIGHTS
     In addition to all liens upon and rights of setoff against the money, securities, or other property of the Borrower given to Lender by law, Lender shall have a lien upon and a right of setoff against all money, securities, and other property of the Borrower, now or hereafter in possession of or on deposit with Lender, whether held in a general or special account or deposit, or safe-keeping or otherwise, and every such lien and right of setoff may be exercised without demand upon, or notice to the Borrower. No lien or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender, or by any neglect to exercise such right of setoff or to enforce such lien, or by any delay in so doing, and every right of setoff and lien shall continue in full force and effect until such right of setoff or lien is specifically waived or released by an instrument in writing executed by Lender.


18.  COMMERCIAL LOAN
     The Borrower hereby represents and warrants to Lender that the Loan was made for commercial or business purposes, and that the funds evidenced by this Note will be used solely in connection with such purposes.


19.  GOVERNING LAW
     This Note shall be construed and enforced according to, and governed by, the laws of Texas without reference to conflicts of laws provisions which, but for this provision, would require the application of the law of any other jurisdiction.


20.  TIME OF ESSENCE
     In the performance of the Borrower's obligations under this Note, time is of the essence.

                                 AIP PROPERTIES #3, L.P.,
                                 a Delaware limited partnership

                                By    AIP Properties #3, Inc.,
                                      a Texas corporation,
                                      its General Partner


                                     By   _____________________
                                          David B. Warner
                                          Vice President
          Identification: This is to certify that this is one of the Secured Promissory Notes described (in addition to certain deeds of trust encumbering non-Maryland real property) in a certain Deed of Trust and Security Agreement of even date granted by AIP Properties #3, L.P., Delaware limited partnership, to the trustee named therein for the benefit of Lender, and conveying the property located in Baltimore, Anne Arundel County, Maryland, described therein pertaining to an aggregate $27,990,000 loan made by Life Investors Insurance Company of America. This Note and the Deed of Trust and Security Agreement securing the same were executed in my presence.

____________________________
                                           Notary Public
                           [SEAL]